UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 13, 2013 (November 30, 2012)

AMERICAN CAMPUS COMMUNITIES, INC.

AMERICAN CAMPUS COMMUNITIES OPERATING PARTNERSHIP, L.P.
(Exact name of Registrant as specified in its Charter)

Maryland Maryland	001-32265 333-181102-01	76-0753089 56-2473181
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

12700 Hill Country Boulevard, Suite T-200
Austin, TX 78738
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (512) 732-1000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
__   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
__   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
__   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                      Completion of Acquisition or Disposition of Assets

Explanatory Note

On December 3, 2012, American Campus Communities, Inc. and American Campus Communities Operating Partnership, L.P. (collectively referred to as the “Company”, “we”, “our”, and “us”) filed a current report on Form 8-K (the “Initial Report”) disclosing our November 30, 2012 acquisition of 19 student housing properties with 12,049 beds, including 366 beds at an additional phase currently under development at an existing property, for an aggregate purchase price of $862.8 million (hereinafter referred to as the “Kayne Anderson Portfolio”).  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we hereby amend the Initial Report to provide (i) Item 9.01(a), audited statement of revenues and certain expenses for the properties acquired in this transaction, and (ii) Item 9.01(b), unaudited pro forma financial information on this acquisition and other transactions we completed through the date of this filing.

Page
Item 9.01 Financial Statements and Exhibits

(a) Financial Statements under Rule 3-14 of Regulation S-X
Report of Independent Registered Public Accounting Firm	1
Combined Statement of Revenues and Certain Expenses for the nine months ended September 30, 2012 (unaudited) and for the year ended December 31, 2011	2
Notes to Combined Statement of Revenues and Certain Expenses	3

(b) Unaudited Pro Forma Condensed Consolidated Information
American Campus Communities, Inc. and Subsidiaries
Pro Forma Condensed Consolidated Financial Statements	5
Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2012	6
Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2011	7
Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2012	8
Notes to Pro Forma Condensed Consolidated Financial Statements	9

American Campus Communities Operating Partnership, L.P. and Subsidiaries
Pro Forma Condensed Consolidated Financial Statements	13
Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2012	14
Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2011	15
Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2012	16
Notes to Pro Forma Condensed Consolidated Financial Statements	17

(c) Exhibits
The Exhibit to this Report is listed on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2013	AMERICAN CAMPUS COMMUNITIES, INC.

	By:	/s/ Jonathan A. Graf
Jonathan A. Graf
Executive Vice President, Chief Financial Officer,
Secretary and Treasurer

AMERICAN CAMPUS COMMUNITIES OPERATING
PARTNERSHIP, L.P.

By:	American Campus Communities Holdings LLC, its
general partner

By:	American Campus Communities, Inc., its sole member

	By:	/s/ Jonathan A. Graf
Jonathan A. Graf
Executive Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description of Document

23.1	Consent of Ernst & Young LLP, Independent Auditors.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
American Campus Communities, Inc.

To the Partners of
American Campus Communities Operating Partnership, L.P.

We have audited the accompanying combined statement of revenues and certain expenses of the Kayne Anderson Portfolio (the “Portfolio”) for the year ended December 31, 2011 (the “Historical Summary”). This Historical Summary is the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement.  An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Historical Summary presentation.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2 and is not intended to be a complete presentation of the Portfolio’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the combined revenues and certain expenses of the Portfolio for the year ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young, LLP

Austin, TX
February 13, 2013

Kayne Anderson Portfolio
Combined Statement of Revenues and Certain Expenses
(dollars in thousands)

	Nine Months Ended September 30, 2012 (unaudited)	Year Ended December 31, 2011
Revenues:
Rental revenues	$53,132	$46,924
Other income	4,211	3,224
Total revenues	57,343	50,148

Certain expenses:
Rental property operating and maintenance	14,371	12,660
Real estate and property taxes	4,504	2,571
General and administrative	2,393	2,182
Total certain expenses	21,268	17,413

Revenues in excess of certain expenses	$36,075	$32,735

See accompanying notes to combined statement of revenues and certain expenses

Kayne Anderson Portfolio
Notes to Combined Statement of Revenues and Certain Expenses

1. Description of Real Estate

On November 30, 2012, American Campus Communities, Inc., through its consolidated operating partnership, American Campus Communities Operating Partnership, L.P. (collectively referred to as the “Company”, “we”, “our”, and “us”), acquired the 19-property Kayne Anderson Portfolio for a purchase price of $830.5 million, which included the assumption of approximately $395.5 million of outstanding mortgage debt and approximately $438.0 million in cash, excluding transaction costs and prorations.
The accompanying combined statement of revenues and certain expenses include the combined operations for the entire 19-property Kayne Anderson Portfolio containing 11,683 (unaudited) beds.  The Kayne Anderson Portfolio consists of the following properties:

		Units	Beds
Property	Primary University Served	(unaudited)
West 27th Place (1)	University of Southern California	161	475
The Cottages of Durham (2)	University of New Hampshire	141	619
The Province - Rochester	Rochester Institute of Technology	336	816
The Province – Greensboro (1)	University of North Carolina at Greensboro	219	696
U Pointe Kennesaw (2)	Kennesaw State University	216	795
The Province – Tampa	University of South Florida	287	947
The Lofts at Capital Garage	Virginia Commonwealth University	36	144
RAMZ Apartments on Broad	Virginia Commonwealth University	88	172
5 Twenty Four Angliana	University of Kentucky	228	740
5 Twenty Five Angliana (2)	University of Kentucky	148	320
The Province - Louisville	University of Louisville	366	858
The Province - Dayton	Wright State University	200	657
The Lodges of East Lansing (1) (3)	Michigan State University	220	683
The Cottages of Baton Rouge (1)	Louisiana State University	382	1,290
U Club Cottages (1)	Louisiana State University	105	308
The Cottages of Columbia	University of Missouri	145	513
Forest Village and Woodlake	University of Missouri	352	704
Grindstone Canyon	University of Missouri	201	384
25Twenty (1)	Texas Tech University	249	562
Total		4,080	11,683

(1)	These properties commenced operations during the fall semester of 2011.
(2)	These properties commenced operations during the fall semester of 2012.
(3)
In addition to $438.0 million of cash paid to purchase the 19 properties listed above, the Company paid an additional $8.3 million on November 30, 2012 towards the purchase of an additional phase currently under development and scheduled for completion during the third quarter 2013.  The acquisition of this additional phase is subject to certain closing conditions, including satisfactory completion of such phase.  The remainder of the purchase price in the amount of $24.0 million is due at closing and is excluded from the purchase price of $830.5 million disclosed above.  The additional phase includes 144 units containing 366 beds and is excluded from the table above.

2. Basis of Presentation

The accompanying combined statement of revenues and certain expenses for the nine months ended September 30, 2012 and for the year ended December 31, 2011 were prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (“SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC.  The statement of revenues and certain expenses is not intended to be a complete presentation of the actual operations of the properties for the periods presented, as certain expenses which may not be comparable to the expenses to be incurred in the proposed future operations of the Kayne Anderson Portfolio have been excluded.  Expenses excluded consist of interest expense, depreciation, amortization, property management fees, sales and marketing expenses related to properties under development and certain corporate expenses not directly related to the future operations of the Kayne Anderson Portfolio. The statement of revenues and certain expenses and notes thereto for the nine months ended September 30, 2012 included in this report is unaudited.  In the opinion of management, all adjustments necessary for a fair presentation of such statement of revenues and certain expenses have been included.  Such adjustments consisted of normal recurring items.  Interim results are not necessarily indicative of results for a full year.

Kayne Anderson Portfolio
Notes to Combined Statement of Revenues and Certain Expenses

3.  Summary of Significant Accounting Policies

Principles of Combination

Due to our purchase of the Kayne Anderson Portfolio in a single transaction and common management of the Kayne Anderson Portfolio, we view it on a combined basis.  The combined financial statements include selected accounts of the Kayne Anderson Portfolio described in Note 2.  All significant intercompany accounts and transactions have been eliminated in the combined statement of revenues and certain expenses.

Rental Revenue Recognition

Rental revenue attributable to student leases is recognized monthly, as earned, on the accrual basis, which is not materially different than on a straight-line basis.  All leases related to the student housing properties have been classified as operating leases and generally are for a term of one year or less.

Rental revenue attributable to retail leases, which are classified as operating leases, is recognized on a straight-line basis over the life of the lease.

Other income includes food and beverage provided to students on certain campuses, parking, summer camps and tenant recoveries for reimbursements of real estate and other operating expenses and, is recognized as revenue in the period the expenses were incurred.

Use of Estimates

The preparation of the combined statement of revenues and certain expenses in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the combined statement of revenues and certain expenses and accompanying notes.  Actual results could differ from those estimates.

4.  Commitments and Contingencies

In the normal course of business, the Kayne Anderson Portfolio is subject to claims, lawsuits, and legal proceedings.  While it is not possible to ascertain the ultimate outcome of such matters, in management’s opinion, the liabilities, if any, in excess of the amounts provided or covered by insurance, will not have a material adverse effect on the results of operations of the Kayne Anderson Portfolio or the Company.

American Campus Communities, Inc. and Subsidiaries
Pro Forma Condensed Consolidated Financial Statements
(Unaudited)

The following unaudited pro forma condensed consolidated balance sheet of American Campus Communities, Inc. and subsidiaries (“the Company”) as of September 30, 2012 has been prepared as if all of the 2012 acquisitions, and the Company’s October 2012 equity offering and subsequent pay down of the Company’s unsecured revolving credit facility with a portion of the offering proceeds, had been completed on September 30, 2012.  The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2011 and for the nine months ended September 30, 2012, are presented as if all of the 2011 and 2012 acquisitions, the Company’s July and October 2012 equity offerings and subsequent pay downs of the Company’s unsecured revolving credit facility with a portion of the offering proceeds, had been completed on January 1, 2011.

These pro forma condensed consolidated financial statements should be read in conjunction with (a) the Company’s 2011 Annual Report on Form 10-K and (b) the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2012.

The pro forma condensed consolidated financial statements are unaudited and do not purport to represent what the Company’s financial position or results of operations would have been assuming the completion of the acquisition of the Kayne Anderson Portfolio had occurred on September 30, 2012 or January 1, 2011, nor do they purport to project the financial position or results of operations of the Company at any future date or for any future period.  In addition, the pro forma condensed consolidated balance sheet includes pro forma allocations of the purchase price of the Kayne Anderson Portfolio based upon preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisition.  As of September 30, 2012, the allocation of the purchase price of the Kayne Anderson Portfolio is preliminary pending the receipt of information necessary to complete the valuation of certain tangible and intangible assets and liabilities.

In the opinion of management, all adjustments necessary to reflect the effects of the transaction described above have been included in the pro forma condensed consolidated financial statements.

American Campus Communities, Inc. and Subsidiaries
Pro Forma Condensed Consolidated Balance Sheet
As of September 30, 2012
(unaudited, dollars in thousands)

	American Campus Communities, Inc. and Subsidiaries Historical	Completed Transactions (A)	Kayne Anderson Portfolio Pro Forma Adjustments		American Campus Communities, Inc. and Subsidiaries Pro Forma
Assets
Investments in real estate, net	$4,024,847	$30,885	$874,940	(B)	$4,930,672
Cash and cash equivalents	18,011	(27,073)	136,979	(C)	127,917
Restricted cash	51,078	-	6,635	(D)	57,713
Student contracts receivable, net	9,483	-	-		9,483
Other assets	111,153	(3,757)	26,435	(E)	133,831
Total assets	$4,214,572	$55	$1,044,989		$5,259,616

Liability and stockholders’ equity

Liabilities:
Secured mortgage, construction and bond debt	$1,157,388	$-	$454,700	(F)	$1,612,088
Unsecured term loan	350,000	-	-		350,000
Unsecured revolving credit facility	206,000	-	52,000	(G)	258,000
Secured agency facility	116,000	-	-		116,000
Accounts payable and accrued expenses	57,700	55	2,857	(H)	60,612
Other liabilities	113,637	-	4,132	(I)	117,769
Total liabilities	2,000,725	55	513,689		2,514,469

Redeemable noncontrolling interests	56,838	-	-		56,838

Equity:
American Campus Communities, Inc. stockholders’ equity:
Common stock	917	-	127	(J)	1,044
Additional paid in capital	2,470,737	-	531,173	(J)	3,001,910
Accumulated earnings and distributions	(335,667)	-	-		(335,667)
Accumulated other comprehensive loss	(7,551)	-	-		(7,551)
Total American Campus Communities, Inc. stockholders’ equity	2,128,436	-	531,300		2,659,736
Noncontrolling interests	28,573	-	-		28,573
Total equity	2,157,009	-	531,300		2,688,309

Total liabilities and equity	$4,214,572	$55	$1,044,989		$5,259,616

American Campus Communities, Inc. and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2011
(unaudited, dollars in thousands, except share and per share data)

	American Campus Communities, Inc. and Subsidiaries Historical (a)	Completed Transactions (b)	Kayne Anderson Portfolio (c)	Pro Forma Adjustments		American Campus Communities, Inc. and Subsidiaries Pro Forma
Revenues	$386,767	$88,349	$50,148	$-		$525,264

Operating expenses
Property operating expenses	174,037	39,338	17,413	-		230,788
Third party development and management services	11,368	-	-	-		11,368
General and administrative	12,752	-	-	-		12,752
Depreciation and amortization	86,229	38,457	-	35,133	(d)	159,819
Ground/facility lease	3,608	-	-	-		3,608
Total operating expenses	287,994	77,795	17,413	35,133		418,335

Operating income (loss)	98,773	10,554	32,735	(35,133)		106,929

Nonoperating income and (expenses)
Interest income	582	-	-	-		582
Interest expense	(51,593)	(8,903)	(13,053)	7,898	(e)	(65,651)
Amortization of deferred financing costs	(5,107)	(526)	-	(511)	(f)	(6,144)
Loss from unconsolidated joint venture	(641)	-	-	641	(g)	-
Total nonoperating expenses	(56,759)	(9,429)	(13,053)	8,028		(71,213)

Income from continuing operations before income taxes	42,014	1,125	19,682	(27,105)		35,716
Income tax provision	(433)	-	-	-		(433)
Income from continuing operations	41,581	1,125	19,682	(27,105)		35,283
Income from continuing operations attributable to noncontrolling interests	(1,100)	-	-	123	(h)	(977)
Income from continuing operations attributable to common shareholders	40,481	1,125	19,682	(26,982)		34,306
Amount allocated to participating securities	(773)	-	-	-		(773)
Income from continuing operations attributable to common shareholders, net of amount allocated to participating securities	$39,708	$1,125	$19,682	$(26,982)		$33,533

Income from continuing operations attributable to common shareholders, as adjusted – per share - basic	$0.57					$0.34

Income from continuing operations attributable to common shareholders, as adjusted – per share - diluted	$0.57					$0.34

Weighted average common shares outstanding:
Basic	69,243,203			29,900,000	(i)	99,143,203
Diluted	69,807,394			30,225,098	(j)	100,032,492

American Campus Communities, Inc. and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations
For the Nine Months Ended September 30, 2012
(unaudited, dollars in thousands, except share and per share data)

	American Campus Communities, Inc. and Subsidiaries Historical	Completed Transactions (a)	Kayne Anderson Portfolio (b)	Pro Forma Adjustments		American Campus Communities, Inc. and Subsidiaries Pro Forma
Revenues	$335,604	$49,290	$57,343	$-		$442,237

Operating expenses
Property operating expenses	157,027	18,528	21,268	-		196,823
Third party development and management services	8,013	-	-	-		8,013
General and administrative	15,760	-	-	-		15,760
Depreciation and amortization	76,838	14,358	-	20,191	(c)	111,387
Ground/facility lease	2,861	-	-	-		2,861
Total operating expenses	260,499	32,886	21,268	20,191		334,844

Operating income (loss)	75,105	16,404	36,075	(20,191)		107,393

Nonoperating income and (expenses)
Interest income	1,358	-	-	-		1,358
Interest expense	(39,591)	(6,427)	(15,743)	5,465	(d)	(56,296)
Amortization of deferred financing costs	(3,047)	(354)	-	(383)	(e)	(3,784)
Income from unconsolidated joint venture	444	-	-	(444)	(f)	-
Other nonoperating loss	14	-	-	(14)	(g)	-
Total nonoperating expenses	(40,822)	(6,781)	(15,743)	4,624		(58,722)

Income from continuing operations before income taxes	34,283	9,623	20,332	(15,567)		48,671
Income tax provision	(493)	-	-	-		(493)
Income from continuing operations	33,790	9,623	20,332	(15,567)		48,178
Income from continuing operations attributable to noncontrolling interests	(1,839)	-	-	(136)	(h)	(1,975)
Income from continuing operations attributable to common shareholders	31,951	9,623	20,332	(15,703)		46,203
Amount allocated to participating securities	(652)	-	-	-		(652)
Income from continuing operations attributable to common shareholders, net of amount allocated to participating securities	$31,299	$9,623	$20,332	$(15,703)		$45,551

Income from continuing operations attributable to common shareholders, as adjusted – per share - basic	$0.40					$0.44

Income from continuing operations attributable to common shareholders, as adjusted – per share - diluted	$0.39					$0.43

Weighted average common shares outstanding:
Basic	79,404,323			25,052,372	(i)	104,456,695
Diluted	80,009,463			25,357,300	(j)	105,366,763

American Campus Communities, Inc. and Subsidiaries
Notes to Pro Forma Condensed Consolidated Financial Statements

1.  Adjustments to Pro Forma Condensed Consolidated Balance Sheet

(A)
In December 2012, the Company acquired a 608-bed property in Kent, Ohio for a purchase price of approximately $31.2 million.  For pro forma purposes, we have reflected this acquisition as if it occurred on September 30, 2012.

(B)
Reflects the Company’s acquisition of the Kayne Anderson Portfolio, assuming it had occurred on September 30, 2012.  Pro forma adjustments related to the purchase price allocation of the Kayne Anderson Portfolio are preliminary and subject to change.

(C)	Reflects the following activity:

Amount (in 000s)
October 2012 equity offering proceeds, net of underwriters’ discount	$531,300
Pay down of revolving credit facility with October 2012 offering proceeds	(206,000)
Cash paid for the purchase of Kayne Anderson Portfolio	(446,321)
Borrowed from revolving credit facility to fund cash consideration	258,000
Net increase to cash and cash equivalents	$136,979

(D)	Reflects the assumption of escrow accounts required by lenders of the fixed-rate mortgage debt assumed.

(E)
Reflects the following: (i) approximately $8.8 million recorded to reflect intangible assets associated with the value of in-place student and in-place retail leases assumed, (ii) approximately $4.1 million in deferred financing costs incurred in connection with the assumption of mortgage debt, (iii) approximately $1.5 million in prepaid expenses, deposits and other assets assumed at closing, (iv) $3.7 million recorded to reflect estimated tax incentives assumed from the seller, and an (v) $8.3 million deposit paid at closing towards the purchase of an additional phase currently under development at an existing property.

(F)
Reflects the following: (i) approximately $395.5 million in fixed rate mortgage debt assumed at a weighted average interest rate of 5.28% and (ii) approximately $59.2 million of debt premiums recorded to reflect the fair market value of debt assumed.

(G)
Reflects a $206.0 million pay down of the Company’s unsecured revolving credit facility with a portion of the October 2012 equity offering proceeds offset by a $258.0 million borrowing from the unsecured revolving credit facility used as consideration towards the purchase of the Kayne Anderson Portfolio.

(H)	Reflects accrued expenses and accrued property taxes assumed at closing.

(I)	Reflects approximately $2.8 million of deferred income and prepaid rent, approximately $1.0 million of security deposits and approximately $0.3 million of other liabilities assumed at closing.

(J)
Reflects the October 2012 equity offering as if it had occurred on September 30, 2012.  The offering consisted of the sale of 12,650,000 shares of the Company’s common stock at a price of $43.75 per share.  The aggregate proceeds to the Company, net of the underwriting discount, was approximately $531.3 million.

2.  Adjustments to Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2011

(a)
The Company sold two properties in October 2012 that were classified as held for sale as of September 30, 2012.  The results of operations for these two properties are excluded from the pro forma condensed consolidated statement of operations for the year ended December 31, 2011.

American Campus Communities, Inc. and Subsidiaries
Notes to Pro Forma Condensed Consolidated Financial Statements

(b)	Reflects the historical operations as well as certain pro forma adjustments for the following properties acquired during 2012 and 2011:

Property	Acquisition Date	Units	Beds
15-property portfolio(1)	September 14, 2012	2,498	6,579
The Block	August 21, 2012	669	1,555
University Commons	June 27, 2012	164	480
Avalon Heights	May 1, 2012	210	754
University Heights	January 12, 2012	204	636
The Varsity	December 28, 2011	258	901
26 West	December 7, 2011	367	1,026
Studio Green	November 4, 2011	112	448
Eagles Trail	September 22, 2011	216	792
University Shoppes (2)	July 29, 2011	N/A	N/A

(1)	The Company acquired a 15-property student housing portfolio (hereinafter referred to as the “Campus Acquisitions Portfolio”).
(2)	This property contained a retail shopping center which the Company is currently developing into a mixed-use community including both student housing and retail.

(c)	Reflects the historical operations of the Kayne Anderson Portfolio for the year ended December 31, 2011.

(d)
Reflects depreciation expense on the tangible fixed assets acquired and recorded at fair value and the amortization of intangible lease assets recognized upon acquisition of the Kayne Anderson Portfolio.

(e)
Reflects the amortization of debt premiums of approximately $7.3 million recorded in order to reflect the Kayne Anderson Portfolio mortgage debt assumed by the Company at fair market value as well as a reduction to interest expense of approximately $0.6 million associated with the net pay down of the unsecured revolving credit facility with equity offering proceeds.

(f)	Reflects the amortization of financing costs incurred in connection with the Kayne Anderson Portfolio mortgage debt assumed by the Company.

(g)
In January 2012, the Company acquired the remaining 90% interest in University Heights from one of our joint ventures with Fidelity (“Fund II”).  This adjustment reflects the elimination of our 10% share of the historical net loss for University Heights since we are presenting all 2012 acquisitions as if they occurred on January 1, 2011.

(h)	Represents the approximate 1.2% share of income from continuing operations allocable to certain external holders of common units of limited partnership interest in the Operating Partnership.

(i)	Reflects the July and October 2012 equity offerings, which consisted of the sale of 29,900,000 shares of the Company’s common stock, as if the offerings occurred on January 1, 2011.

(j)
Reflects the July and October 2012 equity offerings discussed above and the issuance of 325,098 units of common limited partnership interest in the Operating Partnership, as if all three events occurred on January 1, 2011.

American Campus Communities, Inc. and Subsidiaries
Notes to Pro Forma Condensed Consolidated Financial Statements

3.	Adjustments to Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended
September 30, 2012

(a)	Reflects the historical operations as well as certain pro forma adjustments for the following properties acquired during 2012:

Property	Acquisition Date	Units	Beds
University Edge	December 4, 2012	201	608
The Retreat	September 21, 2012	187	780
Campus Acquisitions Portfolio	September 14, 2012	2,498	6,579
The Block	August 21, 2012	669	1,555
University Commons	June 27, 2012	164	480
Avalon Heights	May 1, 2012	210	754
University Heights	January 12, 2012	204	636

(b)	Reflects the historical operations of the Kayne Anderson Portfolio for the nine months ended September 30, 2012.

(c)
Reflects depreciation expense on the tangible fixed assets acquired and recorded at fair value.  For pro forma purposes we assumed the value assigned to in-place student leases recognized upon acquisition of the Kayne Anderson Portfolio was fully amortized by the end of 2011.

(d)	Reflects the amortization of debt premiums of approximately $5.5 million recorded in order to reflect the Kayne Anderson Portfolio mortgage debt assumed by the Company at fair market value.

(e)	Reflects the amortization of financing costs incurred in connection with the Kayne Anderson Portfolio mortgage debt assumed by the Company.

(f)
In January 2012, the Company acquired the remaining 90% interest in University Heights from one of our joint ventures with Fidelity (Fund II).  This adjustment reflects the elimination of our 10% share of the historical net income for University Heights since we are presenting all 2012 acquisitions as if they occurred on January 1, 2011.

(g)
The acquisition of University Heights (discussed more fully above) and The Retreat were each accounted for as a business combination achieved in stages and as a result, the Company was required to remeasure its equity method investment in University Heights and The Retreat to their respective acquisition-date fair values and recognize the resulting loss/gain in earnings.  This adjustment reflects the elimination of the recognized loss/gain since we are presenting all 2012 acquisitions as if they occurred on January 1, 2011.

(h)	Represents the approximate 1.1% share of income from continuing operations allocable to certain external holders of common units of limited partnership interest in the Operating Partnership.

(i)	We made the following adjustments to basic weighted average common shares outstanding to reflect the following events as if they had occurred on January 1, 2011:

Common Shares
Shares sold in connection with October 2012 equity offering	12,650,000
Shares sold in connection with July 2012 equity offering	17,250,000
Less: weighted average common shares outstanding as of Sept. 30, 2012 related to shares sold in connection with July 2012 equity offering	(4,847,628)
Net adjustment to weighted average common shares outstanding - basic	25,052,372

American Campus Communities, Inc. and Subsidiaries
Notes to Pro Forma Condensed Consolidated Financial Statements

(j)
In addition to the adjustments made above to basic weighted average common shares outstanding, we also made the following adjustments to diluted weighted average common shares outstanding, to reflect the issuance of units of common limited partnership interest in the Operating Partnership, as if it had occurred on January 1, 2011:

Common Shares
Net adjustment to weighted average common shares outstanding - basic	25,052,372
Issuance of units of common limited partnership interest in the Operating Partnership as consideration for the purchase of Campus Acquisitions Portfolio	325,098
Less: weighted average common shares outstanding as of Sept. 30, 2012 related to the issuance of 325,098 units of common limited partnership interest	(20,170)
Net adjustment to weighted average common shares outstanding - diluted	25,357,300

American Campus Communities Operating Partnership, L.P. and Subsidiaries
Pro Forma Condensed Consolidated Financial Statements
(Unaudited)

The following unaudited pro forma condensed consolidated balance sheet of American Campus Communities Operating Partnership, L.P. (the “Operating Partnership”) as of September 30, 2012 has been prepared as if all of the 2012 acquisitions, and the Company’s October 2012 equity offering and subsequent pay down of the Company’s unsecured revolving credit facility with a portion of the offering proceeds, had been completed on September 30, 2012.  The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2011 and for the nine months ended September 30, 2012, are presented as if all of the 2011 and 2012 acquisitions, the Company’s July and October 2012 equity offerings and subsequent pay downs of the Company’s unsecured revolving credit facility with a portion of the offering proceeds, had been completed on January 1, 2011.

These pro forma condensed consolidated financial statements should be read in conjunction with (a) the Operating Partnership’s Current Report on Form 8-K for the year ended December 31, 2011, and (b) the Operating Partnership’s Quarterly Report on Form 10-Q for the period ended September 30, 2012.

The pro forma condensed consolidated financial statements are unaudited and do not purport to represent what the Operating Partnership’s financial position or results of operations would have been assuming the completion of the acquisition of the Kayne Anderson Portfolio had occurred on September 30, 2012 or January 1, 2011, nor do they purport to project the financial position or results of operations of the Operating Partnership at any future date or for any future period.  In addition, the pro forma condensed consolidated balance sheet includes pro forma allocations of the purchase price of the Kayne Anderson Portfolio based upon preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisition.  As of September 30, 2012, the allocation of the purchase price of the Kayne Anderson Portfolio is preliminary pending the receipt of information necessary to complete the valuation of certain tangible and intangible assets and liabilities.

In the opinion of management, all adjustments necessary to reflect the effects of the transaction described above have been included in the pro forma condensed consolidated financial statements.

American Campus Communities Operating Partnership, L.P. and Subsidiaries
Pro Forma Condensed Consolidated Balance Sheet
As of September 30, 2012
(unaudited, dollars in thousands)

	American Campus Communities Operating Partnership, L.P. and Subsidiaries Historical	Completed Transactions (A)	Kayne Anderson Portfolio Pro Forma Adjustments		American Campus Communities Operating Partnership, L.P. and Subsidiaries Pro Forma
Assets
Investments in real estate, net	$4,024,847	$30,885	$874,940	(B)	$4,930,672
Cash and cash equivalents	18,011	(27,073)	136,979	(C)	127,917
Restricted cash	51,078	-	6,635	(D)	57,713
Student contracts receivable, net	9,483	-	-		9,483
Other assets	111,153	(3,757)	26,435	(E)	133,831
Total assets	$4,214,572	$55	$1,044,989		$5,259,616

Liability and capital

Liabilities:
Secured mortgage, construction and bond debt	$1,157,388	$-	$454,700	(F)	$1,612,088
Unsecured term loan	350,000	-	-		350,000
Unsecured revolving credit facility	206,000	-	52,000	(G)	258,000
Secured agency facility	116,000	-	-		116,000
Accounts payable and accrued expenses	57,700	55	2,857	(H)	60,612
Other liabilities	113,637	-	4,132	(I)	117,769
Total liabilities	2,000,725	55	513,689		2,514,469

Redeemable limited partners	56,838	-	-		56,838

Capital:
Partners capital
General partner	118	-	-		118
Limited partner	2,135,869	-	531,300	(J)	2,667,169
Accumulated other comprehensive loss	(7,551)	-	-		(7,551)
Total partners’ capital	2,128,436	-	531,300		2,659,736
Noncontrolling interests – partially owned properties	28,573	-	-		28,573
Total capital	2,157,009	-	531,300		2,688,309

Total liabilities and capital	$4,214,572	$55	$1,044,989		$5,259,616

American Campus Communities Operating Partnership, L.P. and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2011
(unaudited, dollars in thousands, except share and per share data)

	American Campus Communities Operating Partnership, L.P. and Subsidiaries Historical (a)	Completed Transactions (b)	Kayne Anderson Portfolio (c)	Pro Forma Adjustments		American Campus Communities Operating Partnership, L.P. and Subsidiaries Pro Forma
Revenues	$386,767	$88,349	$50,148	$-		$525,264

Operating expenses
Property operating expenses	174,037	39,338	17,413	-		230,788
Third party development and management services	11,368	-	-	-		11,368
General and administrative	12,752	-	-	-		12,752
Depreciation and amortization	86,229	38,457	-	35,133	(d)	159,819
Ground/facility lease	3,608	-	-	-		3,608
Total operating expenses	287,994	77,795	17,413	35,133		418,335

Operating income (loss)	98,773	10,554	32,735	(35,133)		106,929

Nonoperating income and (expenses)
Interest income	582	-	-	-		582
Interest expense	(51,593)	(8,903)	(13,053)	7,898	(e)	(65,651)
Amortization of deferred financing costs	(5,107)	(526)	-	(511)	(f)	(6,144)
Income from unconsolidated joint venture	(641)	-	-	641	(g)	-
Total nonoperating expenses	(56,759)	(9,429)	(13,053)	8,028		(71,213)

Income from continuing operations before income taxes	42,014	1,125	19,682	(27,105)		35,716
Income tax provision	(433)	-	-	-		(433)
Income from continuing operations	41,581	1,125	19,682	(27,105)		35,283
Income from continuing operations attributable to noncontrolling interests – partially owned properties	(413)	-	-	-		(413)
Income from continuing operations attributable to American Campus Communities Operating Partnership, L.P.	41,168	1,125	19,682	(27,105)		34,870
Income from continuing operations attributable to Series A preferred units	(157)	-	-	-		(157)
Income from continuing operations available to common unitholders	41,011	1,125	19,682	(27,105)		34,713
Amount allocated to participating securities	(773)	-	-	-		(773)
Income from continuing operations attributable to common unitholders, net of amount allocated to participating securities	$40,238	$1,125	$19,682	$(27,105)		$33,940

Income from continuing operations attributable to common unitholders, as adjusted – per unit - basic	$0.57					$0.34

Income from continuing operations attributable to common unitholders, as adjusted – per unit - diluted	$0.57					$0.34

Weighted-average common units outstanding:
Basic	70,156,335			30,225,098	(h)	100,381,433
Diluted	70,720,526			30,225,098	(h)	100,945,624

American Campus Communities Operating Partnership, L.P. and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations
For the Nine Months Ended September 30, 2012
(unaudited, dollars in thousands, except share and per share data)

	American Campus Communities Operating Partnership, L.P. and Subsidiaries Historical	Completed Transactions (a)	Kayne Anderson Portfolio (b)	Pro Forma Adjustments		American Campus Communities Operating Partnership, L.P. and Subsidiaries Pro Forma
Revenues	$335,604	$49,290	$57,343	$-		$442,237

Operating expenses
Property operating expenses	157,027	18,528	21,268	-		196,823
Third party development and management services	8,013	-	-	-		8,013
General and administrative	15,760	-	-	-		15,760
Depreciation and amortization	76,838	14,358	-	20,191	(c)	111,387
Ground/facility lease	2,861	-	-	-		2,861
Total operating expenses	260,499	32,886	21,268	20,191		334,844

Operating income (loss)	75,105	16,404	36,075	(20,191)		107,393

Nonoperating income and (expenses)
Interest income	1,358	-	-	-		1,358
Interest expense	(39,591)	(6,427)	(15,743)	5,465	(d)	(56,296)
Amortization of deferred financing costs	(3,047)	(354)	-	(383)	(e)	(3,784)
Income from unconsolidated joint venture	444	-	-	(444)	(f)	-
Other nonoperating loss	14	-	-	(14)	(g)	-
Total nonoperating expenses	(40,822)	(6,781)	(15,743)	4,624		(58,722)

Income from continuing operations before income taxes	34,283	9,623	20,332	(15,567)		48,671
Income tax provision	(493)	-	-	-		(493)
Income from continuing operations	33,790	9,623	20,332	(15,567)		48,178
Income from continuing operations attributable to noncontrolling interests – partially owned properties	(1,312)	-	-	-		(1,312)
Income from continuing operations attributable to American Campus Communities Operating Partnership, L.P.	32,478	9,623	20,332	(15,567)		46,866
Income from continuing operations attributable to Series A preferred units	(135)	-	-	-		(135)
Income from continuing operations available to common unitholders	32,343	9,623	20,332	(15,567)		46,731
Amount allocated to participating securities	(652)	-	-	-		(652)
Income from continuing operations attributable to common unitholders, net of amount allocated to participating securities	$31,691	$9,623	$20,332	$(15,567)		$46,079

Income from continuing operations attributable to common unitholders, as adjusted – per unit - basic	$0.40					$0.44

Income from continuing operations attributable to common unitholders, as adjusted – per unit - diluted	$0.39					$0.43

Weighted average common units outstanding:
Basic	80,291,801			25,357,300	(h)	105,649,101
Diluted	80,896,941			25,357,300	(h)	106,254,241

American Campus Communities Operating Partnership, L.P. And Subsidiaries
Notes to Pro Forma Condensed Consolidated Financial Statements

1.  Adjustments to Pro Forma Condensed Consolidated Balance Sheet

(A)
In December 2012, the Company acquired a 608-bed property in Kent, Ohio for a purchase price of approximately $31.2 million.  For pro forma purposes, we have reflected this acquisition as if it occurred on September 30, 2012.

(B)
Reflects the Company’s acquisition of the Kayne Anderson Portfolio, assuming it had occurred on September 30, 2012.  Pro forma adjustments related to the purchase price allocation of the Kayne Anderson Portfolio are preliminary and subject to change.

(C)	Reflects the following activity:

Amount (in 000s)
October 2012 equity offering proceeds, net of underwriters’ discount	$531,300
Pay down of revolving credit facility with October 2012 offering proceeds	(206,000)
Cash paid for the purchase of Kayne Anderson Portfolio	(446,321)
Borrowed from revolving credit facility to fund cash consideration	258,000
Net increase to cash and cash equivalents	$136,979

(D)	Reflects the assumption of escrow accounts required by lenders of the fixed-rate mortgage debt assumed.

(E)
Reflects the following: (i) approximately $8.8 million recorded to reflect intangible assets associated with the value of in-place student and in-place retail leases assumed, (ii) approximately $4.1 million in deferred financing costs incurred in connection with the assumption of mortgage debt, (iii) approximately $1.5 million in prepaid expenses, deposits and other assets assumed at closing, (iv) $3.7 million recorded to reflect estimated tax incentives assumed from the seller, and an (v) $8.3 million deposit paid at closing towards the purchase of an additional phase currently under development at an existing property.

(F)
Reflects the following: (i) approximately $395.5 million in fixed-rate mortgage debt assumed at a weighted average interest rate of 5.28% and (ii) approximately $59.2 million of debt premiums recorded to reflect the fair market value of debt assumed.

(G)
Reflects a $206.0 million pay down of the Company’s unsecured revolving credit facility with a portion of the October 2012 equity offering proceeds offset by a $258.0 million borrowing from the unsecured revolving credit facility used as consideration towards the purchase of the Kayne Anderson Portfolio.

(H)	Reflects accrued expenses and accrued property taxes assumed at closing.

(I)	Reflects approximately $2.8 million of deferred income and prepaid rent, approximately $1.0 million of security deposits and approximately $0.3 million of other liabilities assumed at closing.

(J)
Reflects the October 2012 equity offering as if it had occurred on September 30, 2012.  The offering consisted of the sale of 12,650,000 shares of the Company’s common stock at a price of $43.75 per share.  The aggregate proceeds to the Company, net of the underwriting discount, was approximately $531.3 million.

American Campus Communities Operating Partnership, L.P. And Subsidiaries
Notes to Pro Forma Condensed Consolidated Financial Statements

2.  Adjustments to Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2011

(a)
The Company sold two properties in October 2012 that were classified as held for sale as of September 30, 2012.  The results of operations for these two properties are excluded from the pro forma condensed consolidated statement of operations for the year ended December 31, 2011.

(b)	Reflects the historical operations as well as certain pro forma adjustments for the following properties acquired during 2012 and 2011:

Property	Acquisition Date	Units	Beds
Campus Acquisitions Portfolio	September 14, 2012	2,498	6,579
The Block	August 21, 2012	669	1,555
University Commons	June 27, 2012	164	480
Avalon Heights	May 1, 2012	210	754
University Heights	January 12, 2012	204	636
The Varsity	December 28, 2011	258	901
26 West	December 7, 2011	367	1,026
Studio Green	November 4, 2011	112	448
Eagles Trail	September 22, 2011	216	792
University Shoppes (1)	July 29, 2011	N/A	N/A

(1)	This property contained a retail shopping center which the Company is currently developing into a mixed-use community including both student housing and retail.

(c)	Reflects the historical operations of the Kayne Anderson Portfolio for the year ended December 31, 2011.

(d)
Reflects depreciation expense on the tangible fixed assets acquired and recorded at fair value and the amortization of intangible lease assets recognized upon acquisition of the Kayne Anderson Portfolio.

(e)
Reflects the amortization of debt premiums of approximately $7.3 million recorded in order to reflect the Kayne Anderson Portfolio mortgage debt assumed by the Company at fair market value as well as a reduction to interest expense of approximately $0.6 million associated with the net pay down of the unsecured revolving credit facility with equity offering proceeds.

(f)	Reflects the amortization of financing costs incurred in connection with the Kayne Anderson Portfolio mortgage debt assumed by the Company.

(g)
In January 2012, the Company acquired the remaining 90% interest in University Heights from one of our joint ventures with Fidelity (“Fund II”).  This adjustment reflects the elimination of our 10% share of the historical net loss for University Heights since we are presenting all 2012 acquisitions as if they occurred on January 1, 2011.

(h)
Reflects the July and October 2012 equity offerings, which consisted of the sale of 29,900,000 shares of the Company’s common stock and the issuance of 325,098 units of common limited partnership interest in the Operating Partnership, as if all three events occurred on January 1, 2011.

American Campus Communities Operating Partnership, L.P. And Subsidiaries
Notes to Pro Forma Condensed Consolidated Financial Statements

3.	Adjustments to Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2012

(a)	Reflects the historical operations as well as certain pro forma adjustments for the following properties acquired during 2012:

Property	Acquisition Date	Units	Beds
University Edge	December 4, 2012	201	608
The Retreat	September 21, 2012	187	780
Campus Acquisitions Portfolio	September 14, 2012	2,498	6,579
The Block	August 21, 2012	669	1,555
University Commons	June 27, 2012	164	480
Avalon Heights	May 1, 2012	210	754
University Heights	January 12, 2012	204	636

(b)	Reflects the historical operations of the Kayne Anderson Portfolio for the nine months ended September 30, 2012.

(c)
Reflects depreciation expense on the tangible fixed assets acquired and recorded at fair value.  For pro forma purposes we assumed the value assigned to in-place student leases recognized upon acquisition of the Kayne Anderson Portfolio was fully amortized by the end of 2011.

(d)	Reflects the amortization of debt premiums of approximately $5.5 million recorded in order to reflect the Kayne Anderson Portfolio mortgage debt assumed by the Company at fair market value.

(e)	Reflects the amortization of financing costs incurred in connection with the Kayne Anderson Portfolio mortgage debt assumed by the Company.

(f)
In January 2012, the Company acquired the remaining 90% interest in University Heights from one of our joint ventures with Fidelity (Fund II).  This adjustment reflects the elimination of our 10% share of the historical net income for University Heights since we are presenting all 2012 acquisitions as if they occurred on January 1, 2011.

(g)
The acquisition of University Heights (discussed more fully above) and The Retreat were each accounted for as a business combination achieved in stages and as a result, the Company was required to remeasure its equity method investment in University Heights and The Retreat to their respective acquisition-date fair values and recognize the resulting loss/gain in earnings.  This adjustment reflects the elimination of the recognized loss/gain since we are presenting all 2012 acquisitions as if they occurred on January 1, 2011.

(h)	We made the following adjustments to both basic and diluted weighted average common units outstanding to reflect the following events as if they had occurred on January 1, 2011:

Common Units
Shares sold in connection with October 2012 equity offering	12,650,000
Shares sold in connection with July 2012 equity offering	17,250,000
Less: weighted average common shares outstanding as of Sept. 30, 2012 related to shares sold in connection with July 2012 equity offering	(4,847,628)
Issuance of units of common limited partnership interest in the Operating Partnership as consideration for the purchase of Campus Acquisitions Portfolio	325,098
Less: weighted average common units outstanding as of Sept. 30, 2012 related to the issuance of 325,098 units of common limited partnership interest	(20,170)
Net adjustment to weighted average common units outstanding	25,357,300